                                                                   EXHIBIT 10.28

                          SIXTH MODIFICATION AGREEMENT
                                       OF
                                 LOAN AGREEMENT
                                    BETWEEN
                      INTEGRATED PROCESS EQUIPMENT CORP.,
                               IPEC CLEAN, INC.,
                              IPEC PRECISION, INC.
                               IPEC PLANAR, INC.,
                  FORMERLY KNOWN AS IPEC PLANAR PHOENIX, INC.,
               SUCCESSOR BY MERGER TO IPEC PLANAR PORTLAND, INC.,
                                      AND
                    WELLS FARGO BANK, NATIONAL ASSOCIATION,
         SUCCESSOR-BY-MERGER TO FIRST INTERSTATE BANK OF ARIZONA, N.A.,
                           INDIVIDUALLY AND AS AGENT
                           DATED AS OF JUNE 27, 1997
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                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

1.      DEFINITIONS........................................................... 2

2.      PRIOR LOAN AGREEMENTS................................................. 2

        2.1  Existing Indebtedness............................................ 2
        2.2  Prior Loan Agreements Acknowledgments............................ 2
        2.3  Release.......................................................... 2

3.   ADDITIONAL CONSIDERATION FOR MODIFICATION................................ 2

4.   MODIFICATION OF LOAN AGREEMENT........................................... 3

        4.1  Additions and Substitutions to the Definitions and Miscellaneous
             Provisions Section............................................... 3
        4.2  Amendment of Schedule 1.2........................................ 4
        4.3  Amendment of Schedule 2.3(b)..................................... 4
        4.4  Amendment of Section 2.3......................................... 5

5.   REAFFIRMATIONS AND ACKNOWLEDGMENTS....................................... 5

        5.1  Reaffirmations and Certifications................................ 5
        5.2  No Waiver........................................................ 5
        5.3  Miscellaneous.................................................... 6

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

                          SIXTH MODIFICATION AGREEMENT
                                       OF
                                 LOAN AGREEMENT
                                    BETWEEN
                      INTEGRATED PROCESS EQUIPMENT CORP.,
                               IPEC CLEAN, INC.,
                              IPEC PRECISION, INC.
                               IPEC PLANAR, INC.,
                  FORMERLY KNOWN AS IPEC PLANAR PHOENIX, INC.,
               SUCCESSOR BY MERGER TO IPEC PLANAR PORTLAND, INC.,
                                      AND
                    WELLS FARGO BANK, NATIONAL ASSOCIATION,
         SUCCESSOR-BY-MERGER TO FIRST INTERSTATE BANK OF ARIZONA, N.A.,
                           INDIVIDUALLY AND AS AGENT

                           DATED AS OF JUNE 27, 1997


                                   RECITALS:
                                   --------

     A. INTEGRATED PROCESS EQUIPMENT CORP., a Delaware corporation ("Parent"), together with IPEC CLEAN, INC., IPEC PRECISION, INC., IPEC PLANAR, INC., formerly known as IPEC PLANAR PHOENIX, INC., successor by merger to IPEC PLANAR PORTLAND, INC. (collectively, together with Parent, hereinafter "BORROWERS") and WELLS FARGO BANK, NATIONAL ASSOCIATION, successor-by-merger to FIRST INTERSTATE BANK OF ARIZONA, N.A. ("WELLS FARGO") (WELLS FARGO and any other lender who becomes a party hereto under subsection 12.6 of the Loan Agreement being herein referred to collectively as the "Banks" and individually as a"Bank"), and WELLS FARGO as agent for the Banks (in such capacity, together with any successor agent appointed hereunder, the "Agent"), are parties to that certain Loan Agreement, made and entered into as of April 24, 1996, and thereafter amended from time to time (collectively, the "Loan Agreement").

     B. Borrowers, Bank and Agent have agreed to modify the Loan Agreement as hereinafter set forth.

                                   AGREEMENT:
                                   ---------

     NOW, THEREFORE, for due and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
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      1.  DEFINITIONS.

     Words and terms defined in the Loan Agreement shall have the same meanings when used in this Sixth Modification Agreement, except as otherwise indicated. "Sixth Modification" means this Sixth Modification Agreement of the Loan Agreement.

      2.  PRIOR LOAN AGREEMENTS.

           2.1 Existing Indebtedness.  Borrowers are currently indebted to Bank
               ---------------------
in the principal amount of $__________.

          2.2  Prior Loan Agreements Acknowledgments.  Borrowers acknowledge
               -------------------------------------
with respect to the amounts owing to Bank under the Loan Documents that Borrowers have no offset, defense or counterclaim with respect thereto, no claim or defense in abatement or reduction thereof, nor any other claim against Bank or with respect to any document forming part of the transaction in respect of which the Loan Documents were made or forming part of any other transaction under which Borrowers are indebted to Bank. Borrowers acknowledge that all interest imposed under the Loan Documents through the date hereof, and all fees and other charges that have been collected from or imposed upon Borrowers with respect to the Loans evidenced by the Loan Documents were and are agreed to, and were properly computed and collected.

          2.3  Release.  Borrowers, effective on and from the date of this
               -------
Agreement, do hereby unconditionally, absolutely and irrevocably release Bank and its respective employees, agents (including Agent) and officers from any and all Claims (as the term is defined in this Section 2.3) and defenses against them or any of them, and agree that Bank and its respective employees, agents and officers shall have no liability to Borrowers by reason of anything occurring prior to the date of this Agreement. Accordingly, this Agreement is made to compromise, resolve, settle, and terminate all actual and potential Claims by reason of anything occurring prior to the date of this Agreement. The term "Claims" as used in this Section 2.3 means all claims, complaints, demands, causes of action, damages, costs, expenses, fees, and all other debts, liabilities or obligations of every sort and description, direct and indirect, fixed or contingent, known or unknown, and whether or not liquidated, arising out of, caused by, or otherwise related in any way to events or transactions occurring prior to the date of this Agreement between or affecting any of the parties hereto. Borrowers agree that this general release extends to Claims which Borrowers may not know of or suspect to exist in their favor at the time of executing this release, and Borrowers specifically waive the provisions of any law to the contrary.

      3.  ADDITIONAL CONSIDERATION FOR MODIFICATION.

     In consideration of the modification as herein stated, Borrowers shall: (i) simultaneously with their execution of the Sixth Modification pay and reimburse Agent and Bank for all of the Agent's and Bank's unreimbursed legal expenses incurred in the preparation of this Agreement and other documents necessary to continue the perfection of the security interests previously granted; and (ii) simultaneously with the first approved RCF Seasonal Adjustment, pay to Agent and Bank a fee equal to .25% of the amount of said approved RCF Seasonal Adjustment.


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

      4.  MODIFICATION OF LOAN AGREEMENT.

          4.1  Additions and Substitutions to the Definitions and Miscellaneous
               ----------------------------------------------------------------
Provisions Section.  In the Definitions and Miscellaneous Provisions Section:
---------- -------

               (i) modify the definition of "Available Interest Rate" to read as
                                             -----------------------
follows:

               "Available Interest Rate":  With respect to the Revolving Credit
                -----------------------
          Loans and the Take-Out Term Loan, the LIBOR Rate and the Prime Rate, plus the Applicable Margin (if any); with respect to RCF Seasonal Advances under the Revolving Credit Loans, the Prime Rate, plus the Applicable Margin (if any); and with respect to the Term Loan, the Prime Rate and the Treasuries Rate, plus the Applicable Margin.

               (ii) add the following definition:

               "RCF Seasonal Adjustment" means an increase, at Agent's sole
                -----------------------
          discretion, in the RCF Commitment Amounts of $5,000,000.00, during the RCF Seasonal Adjustment Period.

               (iii)     add the following definition:

               "RCF Seasonal Adjustment Period" means a fourteen day period that
                ------------------------------
          commences on the first business day of the last week of each calendar quarter.

               (iv) add the following definition:

               "RCF Seasonal Advances" means Advances of that portion of the RCF
                ---------------------
          Commitment Amounts that represent and are funded as a result of the RCF Seasonal Adjustment.

               (v) modify the definition of "Prior Loan Agreements" to read as
                                             ---------------------
follows:

               "Prior Loan Agreements" means, collectively, Loan Documents as
                ---------------------
          described and defined in the Loan Agreement, as previously amended and modified.

               (vi) modify the definition of "RCF Commitment Amount" to read as
                                              ---------------------
follows:

               "RCF Commitment Amount":  As to any Bank, the amount set forth
                ---------------------
          opposite such Bank's name as its "RCF Commitment Amount" on Annex 1 to this Loan Agreement (as the same may be changed as a result of an assignment pursuant to Section 12.6). The term "RCF Commitment
                                                           --------------

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          Amounts" means the aggregate sum of the RCF Commitment Amounts listed
          -------
          on Annex 1 from time to time. The foregoing notwithstanding, during the RCF Seasonal Adjustment Period, the RCF Commitment Amounts may, in Agent's sole discretion, be increased by the RCF Seasonal Adjustment;

          provided, however, that regardless of such increase, the aggregate
          --------
          amount of all borrowings under the RCF as increased shall not exceed the Borrowing Base. If, at the time of any proposed Seasonal RCF Advance, Borrower is unable to qualify for the entire RCF Commitment Amounts as increased by the RCF Seasonal Adjustment because of the Borrowing Base limitation, Borrower may nonetheless borrow the amount for which it would not otherwise qualify upon pledging with Agent dollar-for-dollar security in the form of Cash Equivalents and marketable securities acceptable to Agent.

               (vii)     modify the definition of "RCF Repayment Date" to read
                                                   ------------------
as follows:

               "RCF Repayment Date":  April 23, 1998, or such later date as may
                ------------------
          from time to time be determined pursuant to Section 2.1(c) of this Loan Agreement; provided, however, that all outstanding amounts
                          --------
          representing RCF Seasonal Advances, together with all unpaid interest thereon, shall be repaid on or before the last day of each RCF Seasonal Adjustment Period.

          4.2  Amendment of Schedule 1.2.  Schedule 1.2 to the Loan Agreement is
               -------------------------
hereby modified by adding the following statement with respect to the Maximum Percentage of Total Accounts of the Borrower that accounts owed by Intel Corporation may comprise:

          During each RCF Seasonal Adjustment Period, the Maximum Percentage of Total Accounts that accounts owed by Intel Corporation may represent shall be increased from 40% to 50%.

           4.3 Amendment of Section 2.3(b).  Amend and restate Section 2.3(b) of
               ---------------------------
the Loan Agreement to read as follows:

               (b) Unused Commitment Fees.  Borrowers shall pay to each Bank a
                   ----------------------
          fee (the "Unused Commitment Fee") on the Unused RCF Commitment.  The
                    ---------------------
          Unused Commitment Fee shall accrue at the Unused Commitment Fee Rate per annum computed on the basis of the actual number of days elapsed over a year of 360 days; provided, however, that the Unused Commitment
                                   --------
          Fee with respect any unused portions of the RCF Commitment Amounts that represent the RCF Seasonal Adjustment shall be calculated as if that unused portion were unused for thirty days. The Unused Commitment Fee shall accrue from and including the date of this Loan Agreement to the RCF Repayment Date. The Unused

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          Commitment Fee is payable quarterly in arrears on the tenth day of the following quarter and on the RCF Termination Date.

          4.4  Amendment of Section 2.3.  Amend Section 2.3 of the Loan
               ------------------------
Agreement by adding new subparagraph (e), which shall read as follows:

               (e) RCF Seasonal Adjustment Fee.  Borrower shall pay to Agent
                   ---------------------------
          upon the first day of each approved RCF Seasonal Adjustment that occurs after the first RCF Seasonal Adjustment, a fee equal to .1% of each such approved RCF Seasonal Adjustment.

      5.  REAFFIRMATIONS AND ACKNOWLEDGMENTS.

          5.1  Reaffirmations and Certifications.  Borrowers reaffirm and/or
               ---------------------------------
certify to the Bank: (i) the accuracy in all material respects, as of the date hereof, of all of the respective representations and warranties made by Borrowers in the Loan Documents except as has been disclosed in writing to Agent; (ii) Borrowers are in compliance in all material respects with the covenants, agreements and conditions of the Loan Agreement; (iii) no Default or Potential Default has occurred or is existing (or, if a Default or Potential Default exists, a description of such Default or Potential Default and the action being taken or proposed to be taken with respect thereto) has been given to the Agent; (iv) there exists no event or occurrence including any litigation or proceeding affecting Borrowers, which has caused or would cause any Material Adverse Effect on (a) the business, assets, financial condition, results of operations, or cash flow of Borrowers, taken as a whole, in each case from that represented to exist in the financial statements that have been furnished to the Agent, or (b) the current or prospective ability of Borrowers to perform any of their payment or other material obligations under the Loan Agreement and each other Loan Documents; (v) Borrowers continue to have good and marketable title to or valid leasehold interests in the Collateral, free and clear of all Liens, encumbrances and claims whatsoever, except for the Permitted Liens; (vi) no financing statement, security agreement or other public notice covering the Collateral is on file or on record in any public office, except such as have been filed in favor of the Agent, for the benefit of the Banks, pursuant to this Security Agreement, or as may evidence a Permitted Lien, or as otherwise allowed by the Loan Documents; (vii) Agent, for the benefit of the Banks, has a valid and perfected first priority security interest in the Collateral (as that term is defined in the Security Agreement between Parent and First Interstate Bank of Arizona, N.A., dated April 24, 1996); and (viii) all actions necessary to be taken by Borrowers' respective Boards of Directors have been taken to authorize and approve this Agreement.

          5.2  No Waiver.  By entering into this Sixth Modification Agreement,
               ---------
the Bank does not waive any existing Default of which it is unaware or any Default hereafter occurring, or become obligated to waive any condition or obligation in any agreement between or among the parties hereto. As of the making of this Sixth Modification Agreement, the Bank is not aware of any existing Default.

          5.3  Miscellaneous.  Borrowers agree: (a) to provide and execute as
               -------------
necessary all other documents reasonably required by Agent and Bank to give effect to this Sixth Modification Agreement, including documents necessary to the continued perfection of security interests previously granted by

Borrowers; (b) this Sixth Modification Agreement is not intended for and shall not be construed for the benefit of any party not a signatory hereto; (c) this Sixth Modification Agreement shall be binding upon, and inure to the benefit of the parties hereto and their respective successors and assigns; (d) this Sixth Modification Agreement constitutes the entire agreement (including all representations and promises made) among the parties with respect to the subject matter hereof and no modification or waiver shall be effective unless in writing and signed by the party to be charged; and, (e) time is of the essence hereof.

     IN WITNESS WHEREOF, the undersigned have executed this Sixth Modification Agreement as of the day and year first above written.


                                    "BORROWERS":

                                    INTEGRATED PROCESS EQUIPMENT CORP.


                                    By /s/ John S. Hodgson
                                       -------------------
                                       Its Vice President and CFO



                                    IPEC CLEAN, INC.


                                    By /s/ John S. Hodgson
                                       -------------------
                                       Its Vice President and CFO



                                    IPEC PRECISION, INC.


                                    By /s/ John S. Hodgson
                                       -------------------
                                       Its Vice President and CFO



                                    IPEC PLANAR, INC.,
                                    formerly known as IPEC Planar Phoenix, Inc., successor by merger to IPEC Planar Portland, Inc.


                                    By /s/ John S. Hodgson
                                       -------------------
                                       Its Vice President and CFO

                                    "AGENT":

                                    WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                    successor-by-merger to FIRST INTERSTATE BANK
                                    OF ARIZONA, as Agent


                                    By /s/ John Helms
                                       --------------
                                       Its Vice President


                                    "BANK":

                                    WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                    successor-by-merger to FIRST INTERSTATE BANK
                                    OF ARIZONA


                                    By /s/ John Helms
                                       --------------
                                       Its Vice President


                                    Address for Notices:

                                    Wells Fargo Bank, National Association
                                    Post Office Box 53456
                                    Phoenix, Arizona 85072
                                    Attention: John Helms
                                    Regional Commercial Banking Office
                                    MAC 4101-251
                                    Telefacsimile: (602) 229-4409

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